[Front page of report]

SHAREHOLDER REPORT            [Graphics: US Global Investors logo]

Published for the fund shareholders of U.S. Global Investors      Spring 1998

[Graphics: Seashell and US Global Investors logos screened in background]

At U.S. Global Investors, we are committed to continual growth and perpetual change in our quest for superior performance. Our company logo, derived from the chambered Nautilus, represents the ideal of symmetrical expansion and global reach.The Nautilus grows from a single point of origin. Centered in San Antonio, U.S. Global Investors has operations and interests in more than 110 countries around the world. And just as the Nautilus expands in perfect increments, we're expanding and upgrading our operations while enhancing customer service and performance.

SHAREHOLDER REPORT

Table of Contents


Message from
Frank Holmes             p.2

Fund Focus:
MegaTrends               p.4

Fund Notes               p.6

Shareholder
Services                 p.10

Expert Insight:
Stephen Leeb             p.12


The Shareholder Report is published four times a year by U.S. Global Investors as a service to shareholders of our funds. Please send any comments, suggestions or questions to:

Editor, Shareholder Report
U.S. Global Investors
P.O. Box 781234
San Antonio, TX 78278-1234

Susan Filyk, Editor
Mark Talbot-Kelly, Creative Director
William Chaffey, Associate Editor
Contributors: Robin Ewing, Wendy Ortega, Christina Frances, Lisa Minkley

_______________________________________________________________________________

THE PRESIDENTIAL MARKET CYCLE

MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

         We are in the fourth year of a phenomenal stock market and many investors are concerned that the market is overdue for a substantial correction. To put the situation in perspective we have gone through the history books to see if the risk of investing now is too high. Before going into detail about the Presidential Market Cycle Theory, the bottom line is, it's not too early or too late to invest as long as you follow two key rules for successful long term investing: 1) Diversify your porfolio with an asset allocation strategy that meets your risk profile and long term retirement needs. 2) Use the ABC Investment Plan(R) of regular and systematic investing.

         At no time in the history of the stock market has the market returned more then 20% per year for more than three years in a row. As we enter the fourth year of this phenomenal market, many wonder what the year will bring. Do you think we're going to see solid returns for the stock market in 1998? If you adhere to the Presidential Market Cycle Theory, the answer is probably not.

         According to Presidential Market Cycle Theory, the economy fluctuates in fairly regular patterns over the course of each presidential term: The first two years after a presidential election tend to be weak, while years three (the pre-election year) and four (the election year) offer strong returns for the stock market. The reason: Politics, of course. The party in power, Democrat or Republican, wants to remain in power.So, during pre-election and election years, the incumbent government increases the money supply and popular government programs, while reducing taxes--whatever it takes to keep business and the markets moving up. Prosperous business people, employed workers and moderately contented taxpayers add up to re-election. No rocket science there.

[Graphic: Bar Chart plotted from data in table below]

The S&P 500 and the Election Cycle (1952-1998)
______________________________________________

1st Post-Election Year                  4.61%
2nd Post Election Year                  4.24%
Pre-Election Year                       17.64%
Election Year                           11.15%


         In the lackluster part of the cycle, the years just following the election year, the President makes the difficult decisions, hoping they will be forgotten by the time

(2)

SHAREHOLDER REPORT

[Graphic: Picture of Frank Holmes shaking hands with Sam Nujoma; with following caption: Chairman and CEO of U.S. Global Investors, Frank Holmes, shakes hands with the President of Namibia, Sam Nujoma, after touring diamond operations in Africa.]

elections roll around. These decisions, usually involving more taxes, spending and regulation, eat into business profits. Because stock prices follow corporate earnings, these decisions have a negative impact on the stock market.

        In the past fifty years, stock market movements from high to low to high again have run almost uniformly in four-year patterns. In fact, there have been 13 identifiable complete stock market cycles showing a high and a low since the end of World War Two. We're in the 14th cycle now. Further, of the 13 periods, 92% of the cycle "lows" occurred in the first and second years of the presidential term. Similarly, the "highs" should occur in the third and fourth years (the election year) of a presidential cycle. Do they? In approximately 85% of the four-year cycles, the high point was reached in the third or fourth year.

         Politics do have a significant effect on the stock market (were you watching bond prices during the Monica Lewinsky scandal?), but does this theory really work? And if so, why aren't we all boosting our returns by keeping our money in stocks in pre-election and election year markets, and switching our money into Treasury bills in the off years?

         Because, like all theories, this one has its inconsistencies. For example, last year should have been a down year according to theory, as it was a post-election year--yet the S&P posted returns of more than 30%. You wouldn't want all your money sitting in Treasuries during that kind of run, would you?

         Statistically, this year should be an under performer as it is a mid-term year. Yet there is a tremendous amount of liquidity in the market, investor confidence is high and inflation is low. That generally spells good returns for the stock market. Remember, there is never one "best time" to begin investing in the stock market: The key to successful investing is the length of time you are prepared to remain invested, not when you begin to invest.

         Programs like dollar cost averaging with the ABC Investment Plan(R) reduce the risk that you buy at the top of the market and keep you investing regularly over time, in both up and down markets. That discipline can really pay off and takes the emotional "sting" out of buying and selling at the wrong time.

         See page 12 for ideas on how to build a balanced and diversified portfolio, and read on about the great performance of the All American Equity Fund and the Regent Eastern European Fund.

Happy Investing,

/s/ Frank Holmes

Frank Holmes

_______________________________________________________________________________

FUND UPDATE:

[Graphic: five stars]

The ALL AMERICAN
EQUITY FUND,
featured in our winter
shareholder report,
received five stars
from Morningstar for its
3 year performance
as of 3/31/98.


For a list of your
Fund's top ten
holdings call
1-800-US-FUNDS.


Consider opening an Education IRA for the special grandson or grand-daughter in your life. They make great birthday gifts. Our Investor Representatives can show you how.

_______________________________________________________________________________

Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' one-, three-, five- and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns. The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5%, and one star in the bottom 10%. Morningstar awarded the fund five stars out of 2,437 funds for the 3-year period ended 3/31/98.

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.


(3)

SHAREHOLDER REPORT

MEET THE MANAGER

[Graphic:  Picture of Stephen Leeb]

STEPHEN LEEB
Stephen Leeb, Ph.D. manages the MegaTrends Fund. Dr. Leeb holds a B.S. in econo-mics from the Wharton School of Business, and an M. A. and Ph. D. in psychology and an M.A. in mathematics from the University of Illinois. Dr. Leeb is the edi-tor of Personal Finance, The Big Picture, and author of Getting in on the Ground Floor and Market Timing for the Nineties. He has made appearances on Wall Street Week, the Nightly Business Report, CNN and CNBC.

INVESTMENT GOALS:
Capital appreciation and protection
RISK/REWARD POTENTIAL:
Low                                    High
[Graphic: Shaped Bar showing MegaTrends Fund halfway between "Low" and "High".] SALES CHARGE:
None-no load
PORTFOLIO MANAGER:
Dr. Stephen Leeb

_______________________________________________________________________________

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing.

_______________________________________________________________________________

FUND FOCUS

MEGATRENDS FUND

Q: WHAT TYPES OF STOCKS MAKE UP THE MEGATRENDS FUND PORTFOLIO?

         High quality growth stocks which are going to do well in a variety of market environments. We look for "safe" growth. We combine technical with fundamental analysis, and look for companies with consistent earnings, strong balance sheets, strong market positions and committed management. We also invest in bonds and money market instruments if we feel they will provide a needed measure of protection in certain environments. We will be purchasing some zero-coupon bonds in the future to add further investment stability to the portfolio.

Q: WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

         Capital preservation is a major component of our investment objective, and as such we position the fund to withstand all kinds of investment "weather". We also focus on capital growth to generate returns in good times and bad.

Q: HOW DOES THE MEGATRENDS FUND MANAGE RISK?

         Basically by investing in high quality stocks diversified across a broad spectrum of economic sectors. We give up a percentage of return on the upside to protect against downside losses. At the moment the market could change toward inflation or deflation, and we have to be ready for either scenario, moving into sectors that will do well in either case.

Q: YOU'RE KNOWN FOR SPOTTING TRENDS. WHAT MARKET TRENDS DO YOU SEE DEVELOPING FOR THIS YEAR?

         I think we'll see Asia recover as soon as they get their money supply situation figured out, and also recovery in Japan. Japan is poised to jump start its economy. While the fund is not directly invested in Asia, developments in Asia will generate worldwide growth. This should create upward pressure in commodity prices. We'll see more turbulence in U.S. stocks.

MEGA TRENDS

[Grpahic: Mountain chart plotted from data in table below.]
October 31st 91 To March 31st 98,
NAV - NAV, Total Return,
Based In U S Dollar, Calculation Movements

                    US Glob             Dividend
                    Acc:MegaTrend       Rate
                    Fd (US) 20.22

       10/31/91           9.99
       11/29/91           9.88
       12/31/91        10.4233          0.0333
        1/31/92       10.37314
        2/28/92       10.50356
        3/31/92       10.41327
        4/30/92       10.50356
        5/29/92       10.53365
        6/30/92       10.55031          0.1566
        7/31/92       10.72343
        8/31/92       10.70306
        9/30/92       10.84563
       10/30/92       10.88637
       11/30/92       11.03912
       12/31/92       11.07108          0.0913
        1/29/93       11.12243
        2/26/93       11.14298
        3/31/93       11.21487
        4/30/93       11.11216
        5/31/93       11.20459
        6/30/93       11.26622          0.13
        7/30/93       11.26622
        8/31/93       11.39093
        9/30/93       11.40133
       10/29/93       11.37015
       11/30/93       11.26622
       12/31/93       11.38875          0.2279
        1/31/94       11.67533
        2/28/94       11.47366
        3/31/94       11.37814
        4/29/94       11.20831
        5/31/94       11.32507
        6/30/94       11.09687          0.165
        7/29/94       11.18314
        8/31/94       11.32333
        9/30/94       11.21549
       10/31/94       11.24785
       11/30/94       10.90275
       12/30/94       11.03755          0.195
        1/31/95       11.11451
        2/28/95       11.44432
        3/31/95       11.63121
        4/28/95       11.89505
        5/31/95       12.27983
        6/30/95       12.45023          0.155
        7/31/95       12.58398
        8/31/95       12.61742
        9/29/95       12.75118
       10/31/95       12.79576
       11/30/95       13.26390
       12/29/95       13.71052          0.3107
        1/31/96       13.93922
        2/29/96       13.98496
        3/29/96       13.97353
        4/30/96       14.29371
        5/31/96       14.56815
        6/28/96       14.57970          1.4801
        7/31/96       13.76468
        8/30/96       14.16572
        9/30/96       14.63144
       10/31/96       15.35590
       11/29/96       16.01567
       12/31/96       15.82162          0.22
        1/31/97       16.65156
        2/28/97       16.30905
        3/31/97       15.95336
        4/30/97       16.20366
        5/30/97       17.31025
        6/30/97       17.74630          0.001
        7/31/97       18.93202
        8/29/97       18.31281
        9/30/97       19.30091
       10/31/97       18.28646
       11/28/97       18.37868
       12/31/97       18.28778          2.021
        1/30/98       18.36488
        2/27/98       19.36716
        3/31/98       20.21524


$10,000 Invested
October 31, 1991
is worth $20,215
as of March 31, 1998

1 year              26.71%
5 year              12.51%
Inception           11.54%
Inception Date      10/21/91

Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

(4)

SHAREHOLDER REPORT

Q: WHAT'S THE SITUATION WITH OIL?

         It's at its lowest price ever in real terms due to three transitory factors: an unseasonably warm winter in the north, OPEC squabbling, and the decline in demand from Asia. Oil prices should return to higher levels, which makes the oil service sectors attractive in the long term. The world needs oil. It is the basis of every modern economy in the world. And oil drillers are limited in number, so regardless of the price of oil, demand will remain high for drillers. Even with reduced demand in Asia, oil is still running at 95% of world production capacity. Prior to the decline, oil production was running at almost 97% of capacity. Despite the drop in the fourth quarter of '98, the fundamentals for oil drilling stocks, like their earnings estimates, haven't changed. These stocks should be good buys.

         Ironically, the low oil prices in the short term are long term bullish for oil stocks. The low prices have kept people from feeling they have to conserve, they're out there buying inefficient sport utility vehicles. In the future oil prices are going to go up, and those people will have to buy more gasoline. Oil is a finite resource, and at the moment its prices are artificially low.

Q: HOW HAS THE ASIAN SITUATION AFFECTED YOUR MANAGEMENT OF THE FUND?

         Asia is essentially a problem that could be solved; it's a question of restructuring foreign debt and getting the banking situation under control. I'm not so concerned about Asia, a fact which has enabled me to sit with less cash in the Fund than I would if I felt Asia were going to be a major factor. Asia's troubles certainly brightened the short term view for the U.S. stock market. And there are some very good trading opportunities in Asia, especially in retail stocks.

Q: WHY HAS INFLATION BEEN SO LOW?

         Again,  due to  overlapping  factors.  The dollar has been very strong.
Competition has kept labor prices low. As labor costs have come up (traditionally a source of "wage inflation"), commodity prices have virtually plummeted. Technology has also become significantly cheaper and is contributing to greater efficiency.

Q: WHAT WOULD INDICATE TO YOU THAT INFLATION MIGHT BE A FACTOR IN THE COMING
YEAR?

         Oil prices will go up and that always has an impact. I think wage inflation will begin to affect prices. We'll see Asia come back online as a major consumer, which will bring commodity prices back up. The market will continue to be volatile. We might see a turn upward in gold. Industrial commodity prices will go higher. If inflation factors come into play, the market might go from being led by financial stocks to energy stocks.

Q: WHAT ARE TWO THINGS YOU THINK EVERY INVESTOR SHOULD KNOW ABOUT THIS MARKET?

         This market is an unusual market. Inflation is low and the economy is growing at a steady clip. Things are almost perfect. But it's not always going to be this easy. The S&P has averaged returns of more than 20% per year for three years in a row. A fourth year return of 20% or more would be unprecedented. Valuations of stock prices relative to the valuation of real assets have never been higher in the history of the stock market. Remember that stocks are trading at fifty times earnings. These price to earnings ratios could be halved if inflation goes from 2 to 4%, so we have to invest carefully.

_______________________________________________________________________________

TIPS FOR CALLING
AN INVESTOR
REPRESENTATIVE:

We understand how frustrating it can be to have to hold for an Investor Representative. Tax time, IRA season, market fluctuations and the new bank change have resulted in an enormous volume of phone calls. The following is a list of tips to help make your hold time minimal:

1. Take advantage of our automated system. Did you know you can check account balances, recent transactions and conduct automated exchanges with your touch tone telephone? Just have your new account number and personal identification number (the last four digits of the social security number on your account) ready.

2. Avoid trading time. Our heaviest call volume occurs between 1-3 pm Central time, right before the market closes. We have representatives available from 7:30am to 7pm, Monday through Friday. Calling before or after trading hours may help expedite your call.

3. Have your account number and social security number ready when you call. If you have all of your information available at the time you place your call, you lessen the hold time for others.

INVESTMENT IDEA

Did you know you can reinvest your dividends in any U.S. Global Fund? Ask an Investor Representative to tell you how!

_______________________________________________________________________________

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

(5)

SHAREHOLDER REPORT

GLOBAL I.Q. QUIZ

(1)  Where does the term broker come from?

(2) In 1969, notes over $100 in value were eliminated as currency because of declining demand. Can you name the political faces that disappeared off the $500, $1000, $5000, $10,000 and $100,000?

(3)  Where does the term dollar come from?

(4) The Dow Jones Industrials (DJIA) and the S&P 500 are the two most followed stock market indicators. What's the difference?

(5) Of what significance is RJR Nabisco to the S&P 500?

(6) In Dow Theory, how important is the observance and analysis of volume to contemporary technical analysts?

(7) The seeds for the collapse of each bull market are sewn in advance. A great majority of investors are caught by surprise and watch the value of their investments decline rapidly. In general, bull markets are killed by excessive speculation by the private sector or by fiscal mismanagement by the government. What were the factors behind the 1837 Market Panic?

         Quiz answers on page 8.

_______________________________________________________________________________
For more information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.usfunds.com for a free prospectus. Please read it carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.
_______________________________________________________________________________

FUND NOTES AS OF 3/31/98

WORLD GOLD FUND
1 year              -29.32%
5 year                4.23%
10 year              -0.26%
Inception Date     11/27/85

GOLD SHARES FUND
1 year              -55.23%
5 year              -19.08%
10 year             -16.66%
Inception Date       7/1/74

         Gold has traded in a fairly narrow range between $290 and $300 per ounce. Gold equities staged a small rally off the bottom. The XAU is up 12% from a low set in December. A small sale was reported by the Czech central bank. A merger between Kinross Gold of Canada and AMAX gold pairs Kinross' strong balance sheet with AMAX's good producing assets and high debt load to produce a senior gold producer with low debt and quality assets.

         Gold lease rates have edged up above 3% in recent days, although the reasons for this are unclear. Some speculate that central banks are calling in some borrowed gold to square their books while others believe it is a small squeeze maneuver to force some short covering. It is speculated that after decisions concerning the EMU are made in July, gold might recover. In related news, a renowned value investor has taken a large position in silver bullion.

GLOBAL RESOURCES FUND
1 year              -10.09%
5 year                5.63%
10 year               3.97%
Inception date       8/3/83

         Commodity prices over the last quarter have trended lower. In the metals area, gold has moved between $295 and $300 per ounce. Silver came to life after it was disclosed that a renowned value investor had made a substantial investment in the metal. Copper and aluminum prices have drifted lower. Oil prices climbed to a high of almost $18 per barrel at the end of January but fell sharply before OPEC agreed to restrict production. Natural gas prices remain fairly strong. Consolidations have taken place in the gold and oil services industries. In Canada there have been several acquisitions as U.S. players buy companies to gain access to Canada's abundant natural gas reserves.

         Most of the large U.S. brokerage firms have now recommended a return to market weighting in the energy sector. Earnings will obviously decline for 1998 due to sharply lower oil prices, though overall growth in demand for oil over the next two to three years has not changed.

BONNEL GROWTH FUND
1 year              42.93%
Inception           27.85%
Inception date    10/17/94

         Technology stocks have been volatile due to fears of reduced demand in Asia, with small and mid-cap technology stocks affected more than their large-cap counterparts. As a result, there are some terrific values out there. While the Asian market for technological goods declined due to currency devaluations and consumer fears, the cost of producing technology in Asia fell, resulting in higher profit margins for those corporations which manufacture all or a portion of their computer equipment in Asia.

         Inflation remains low and there is tremendous liquidity in the stock market. Investors are likely to turn their attention to the undervalued small stocks during the next few quarters as many large-cap stocks are highly priced.

         Our holdings in the retail and health sectors continue to perform admirably. Capital-gains tax cuts like the one recently passed have historically produced small and mid-cap rallies.


(6)

SHAREHOLDER REPORT

REAL ESTATE FUND
1 year              17.11%
5 year               9.36%
10 year              9.36%
Inception date      7/2/87

         Real Estate securities have offered moderate returns so far in 1998 due to possible regulatory changes on the horizon. When the Real Estate Investment Trust Act was signed into law in 1960, REITs were envisioned as passive real estate vehicles which were exempt from taxation at the corporate level as long as they distributed 95% of their net taxable income to shareholders. Some fear that the Real Estate Investment Trust Act may be changed as many REITs are no longer passive real estate vehicles. The executive branch has made proposals to limit the growth of REITs via stricter income tests in the event of an acquisition, and by limiting ownership control to no more than 50% of the voting power or economic value of all classes of stock. Investors should keep in mind that these proposals are subject to a long legislative process.

CHINA REGION OPPORTUNITY FUND
1 year              -23.39%
Inception           -11.03%
Inception date      2/10/94

         After the panic selling in January, the Asian market stabilized. Although the political situation in Indonesia remains uncertain, the entire region should rebound. The market declines the most when fear is greatest, not necessarily when the actual economy is in bad shape. That seemed to be the case here. The collapse of Peregrine Investment, the largest underwriter of Chinese stocks, knocked down the prices of Chinese shares as investors worried that the liquidation of Peregrine might invoke a fire sale of its stock holdings in Chinese companies. At times of great uncertainty, we maintain that the stock prices should reflect the long-term investment value of the underlying companies. As a result, we took advantage of the great opportunities presented by the market and added to our holdings of quality companies. This strategy paid off once the market realized the Chinese stocks were too cheap to ignore, especially with China being relatively shielded from the Asian economic crisis. The market rebounded very strongly in February and March, recovering all the losses suffered in January and then some. China is still a very competitive economy even after the devaluation of currencies by other countries. The recent election of Mr. Zhu Rongji as new premier is an encouraging development. He has vowed to reform the state-owned enterprises and the banking system. He is not only well accepted domestically, but also well regarded internationally. Judging from his speech to the People's Congress, he has a good grasp of the economic problems in China and should be able to solve them.

ALL  AMERICAN  EQUITY FUND
1 year              43.25%
5 year              18.71%
10 year             12.63%
Inception Date      3/4/81
Five stars from Morningstar
(see page 3 for details)

         The U.S. market was off to a solid start and continued to perform well despite the earnings warnings from bell-weather companies, such as Intel, Compaq and Applied Materials. A stable economic outlook and continued liquidity drove the market higher. Although the fund benefited from the broad strength of the market, we remain very selective, concentrating on companies that should deliver stable earnings growth for the next two years, or companies whose stocks are extremely undervalued. We continue to favor consumer staples and financial stocks

_______________________________________________________________________________

U.S. Global Investors offers the Roth IRA!

The Roth IRA has become the investor's retirement vehicle of choice for 1998. The Roth differs from a Traditional IRA in several fundamental ways which makes it more attractive than a Traditional IRA.

If you earned less than $110,000 adjusted gross income ($160,000 for couples filing jointly) for 1998, you are eligible to open a Roth IRA. You must have earned income equal or greater than the annual contributions you make.

The major advantage of the Roth IRA is that all qualified withdrawals are tax-free! With daily compounding, that can add up to huge savings over time.

The Roth IRA is a more flexible savings vehicle than a Traditional IRA.We make Roth IRA conversions easy. Call an Investor Representative at 1-800-873-8637 to find out more about how the Roth IRA can help you earn more and save on taxes.


Note: Combined contributions to a Traditional IRA and Roth IRA may not exceed a total of $2000 per tax year, whether those contributions were deductible or not.

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

(7)

SHAREHOLDER REPORT

Global I.Q.
Quiz Answers

(1) Originally, the term referred to wine retailers-those who broach or "break" wine casks.
(2)  McKinley,  Cleveland,  Madison, Chase and Wilson,  respectively.
(3) The term dollar comes from a silver coin called the Joachimsthaler minted in 1518 in the valley (thal) of St. Joachim. The coin was widely circulated, and called the daalder in Holland, the daler in Scandinavia and the dollar in England.
(4) Statistically, the DJIA is an average and the S&P 500 is an index. The DJIA measures only price movements while the S&P 500 measures value movements.
(5) On February 8, 1989, Standard & Poor removed RJR and its market value of over $22 billion, replacing it with $2.3 billion First Union, a regional bank based in North Carolina. The removal of RJR reflected the completion of the largest corporate takeover in U.S. history up to that point.
(6)In bull markets volume tends to increase on rallies and decrease on declines. But, in Dow Theory, conclusive signals as to the market's trend can only be produced by price movement. Volume only affords collateral evidence, which may aid interpretation of otherwise doubtful situations.
(7) Excessive credit fueled too much speculation in purchases of commodities, manufacturing companies and western real estate. When prices reached excessive heights, the speculative bubble burst. A selling panic followed.

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.
_______________________________________________________________________________

because they are more recession-proof or benefit from a stable interest rate environment. American blue chips are not cheap, but we can count on their earnings. Financial stocks are expected to do well as they benefit from the low inflation environment. The biggest uncertainty lies with technology companies. Many of them have issued pre-warnings on their first quarter earnings. However, the industry leaders, such as Microsoft and Lucent Technology, continue to perform. For undervalued situations, we like some retail companies and managed care companies. We feel the operating environment is generally improving for them while valuation is still quite reasonable.

U.S. GOVERNMENT SECURITIES SAVINGS FUND
7 Day Effective Yld.     5.36%
7 day Simple Yld.        5.22%

U.S.  TREASURY SECURITIES CASH FUND
7 Day Effective Yld.     4.44%
7 Day Simple Yld         4.35%

TAX FREE FUND
1 year             9.11%
5 year             6.11%
10 year            7.36%
Inception Date   11/1/84

NEAR-TERM TAX FREE FUND
1 year             6.62%
5 year             4.64%
Inception          5.93%
Inception date   12/4/90

        The Asian crisis will begin to impact the U.S. economy in the next three months. The slowing effect will help to keep the Fed on hold at least until the May meeting. The recent rise in mortgage rates has helped to slow the boom in refinancings. You may have noticed that money market yields fell slightly in the past month mostly due to a very strong Treasury bill market. Yields on three-month bills have fallen close to five percent lately because tax receipts have limited the Treasury's financing needs. This situation will change as we move into the month of May.

         The municipal bond market has been down due to strong economic releases and a large supply overhand during the first two weeks of March. Yield levels on the longer end have returned to those seen in early February. We expect the yield picture to get better over the remainder of the month as the impact from Asian turmoil begins to impact the U.S. economy. There are also some pending legislative matters which may impact the intermediate sector of the market. Through active portfolio management, we will seek to enhance our return.

REGENT EASTERN EUROPEAN FUND
1 year              15.08%
Inception           15.05%
Inception date     3/31/97

Lipper ranked #1 for the period 3/31/97-3/31/98*

*Lipper Analytical Servicers ranked the Regent Eastern fund #1 for the one year periodd ending 3/31/98. Ranks and percentiles are based on the Fund's relative standing among 154 funds in the emerging markets category.

         The past months have been difficult for emerging markets worldwide. Bad news in Asia has affected emerging markets in Russia and Eastern Europe, as investors categorized all emerging markets as one asset class. Yet the fundamental differences between Asian and European markets are profound. We feel Europe is a more stable market than Asia. One reason for this stability is that the percentage of banking assets to GDP in Russia is about 9% while in Hong Kong it is 660%. Thus, currency devaluations or changes in interest rates have a far greater impact on Hong Kong and Southeast Asian markets than in Europe.

         Low commodity prices have hurt Russia in particular. Oil and gold, two major components of the Russian economy, have been at or near record lows, sparking further tough times for the Russian equity markets. Nonetheless, Russia's

(8)

SHAREHOLDER REPORT

earnings growth and GDP growth are expected to be positive for 1998.

         The major feature of the Eastern Europe markets in February was the return to favor, finally, of the Polish equity market. The recent story in Poland has been one of strong economic growth. We expect a poor inflation number in March due to higher food prices, which will probably stall the equity market recovery in the short-term. The announcement of a fall in the crawling-peg devaluation from 1% to 0.8% per month will ultimately tend to lower interest rates and drive the equity market higher, assuming that earnings growth begins to appear.

INCOME FUND
1 year              38.20%
5 year              12.14%
10 year             12.95%
Inception           10.63%
Inception Date     11/1/83

The Dow continued to move higher in the first quarter. Most of the increase is due to large investments coming into large cap mutual funds. The Income Fund has not seen such large inflows since the beginning of the year. We have been selling off our smaller issues in favor of new preferred stock issues, which will provide a steady source of income for our shareholders. We have also lowered our exposure somewhat to the utility sector in light of the regulatory changes taking place in the industry. The spreads on corporate bonds is very tight at the moment, keeping us out of that market until spreads return to normal.

MEGA TRENDS FUND
1 year              26.71%
5 year              12.51%
Inception           11.54%
Inception date    10/21/91

         The most important economic trend in the world is inexorable economic growth. Once just desirable, growth today, in a highly interrelated world that has become increasingly leveraged to financial assets and burdened with debt, is absolutely necessary. While growth rules out a broad based bear market, it will eventually have a cost in terms of higher inflation and lower price to earnings ratios for many blue-chip stocks. Stocks, which represent calls on real assets such as REITS and energy stocks, are not only among the market's cheapest equities but are also the surest way of protecting against the downside of strong economic growth.

ADRIAN DAY GLOBAL OPPORTUNITY FUND
1 year              -10.75%
5 year                   -
10 year                  -
Inception           -11.94%
Inception date      2/20/97

         We've seen the bottoms in most Asian stock markets, as well as in gold and most resources, where your fund has been building up substantial holdings at great prices. Volatility will continue in these markets. We do not anticipate much lower prices in the months ahead, and we do anticipate substantially higher prices for equities in these sectors by year end. Last year's declines in these sectors were extreme: for gold, we saw the worst year since 1975, while in Asian markets, the declines were unprecedented. It may take some time to return to last year's levels, but we do expect higher prices within the year. In the major markets in North America and Europe, the economic environment is friendly and momentum is positive, suggesting prices could continue to rise. However, given the rich valuations, the risks of lower earnings from Asian operations and of weak currencies in Europe, any correction could be substantial. Our cash position will provide the buying power needed during such corrections. Although our cash position is large, we continue to accumulate great companies on declines.

_______________________________________________________________________________

"AN INVESTMENT IN KNOWLEDGE PAYS THE BEST DIVIDENDS."
                  Benjamin Franklin

USING YOUR IRA TO FUND A CHILD'S COLLEGE EDUCATION

        You've decided to start a savings plan for your children's education and you're looking for the best vehicle for storing the money and reducing taxes. The Education IRA is only part of the story. There are several vehicles which may help you save for the expense of higher education and reduce taxes. While we recommend that you consult with a financial planner before making any decisions, the following is designed to familiarize you with some of the options available to those wishing to set up accounts for their children's education in 1998.

THE EDUCATION IRA

         The maximum annual contribution to an Education IRA is $500 per child (as long as income does not exceed $95,000 for single filers or $150,000 for joint filers). Contributions are not tax deductible, but earnings and distributions are tax free if used for qualified higher education expenses, which include tuition, books, supplies and certain room and board expenses. Monies must be used or withdrawn (with a 10% penalty and income tax on the earnings component if not a qualified distribution) by the time the beneficiary reaches age thirty, or rolled over into an Education IRA for a younger family member at any time. Education IRAs do not affect the amount you can contribute to either a Traditional or Roth IRA.

For more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com. Read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

(9)

SHAREHOLDER REPORT

EDUCATION TIPS
Continued from page 9

         The drawback to the Education IRA is that even if you start saving when your child is in diapers, make the maximum contribution per year and receive a 10% return on your investment, you are still left with less than $23,000 after 18 years. That might cover the first semester at a private college in 2016. In addition, by receiving tax-free distributions from an Education IRA, you become ineligible for the Hope or Lifetime Learning Credits--two new tax credits designed to ease the burden of college costs.

401(K) PLAN

         If your company offers you a 401(k) savings plan, you should maximize your contributions as they are tax-deferred. If you had children late and will be above age 59 1/2 when they are of college age, this may be a good way to save for their college education, although keep in mind that you will want to increase your 401(k) contribution to cover the expense of education in addition to your retirement.

UGMA/UTMA

         This savings vehicle, which is derived from the Uniform Gift To Minors Act (Uniform Transfer to Minors Act in some states), allows a parent to set up an account in a child's name with the child's social security number. The account can be set up in a variety of investment options, including mutual and bond funds. A UGMA/UTMA account has no limit to the amount that can be contributed, unlike an Education IRA ($500 max per year) or Roth IRA ($2000 per year). For a child younger than age 14, the first $650 of income from interest or dividends is totally tax-free, and the second $650 is taxed at the child's tax rate. Any income above $1300 is taxed at the parent's tax rate. However, once the child
_______________________________________________________________________________

TRANSITIONS

NEWS & NOTES FROM SHAREHOLDER SERVICES

With the change to DST and UMB we have had quite a few calls from shareholders. Here are the answers to some frequently asked questions which might save you a phone call.

[Graphic:  picture of woman at desk]

WHAT DOES UMB STAND FOR?

       UMB stands for United Missouri Bank. Established in 1913, the bank holds assets of more than $6.6 billion. UMB Bank has received an "A" rating from Weiss Research, Inc.

WHEN CAN I START USING THE NEW UMB BANK CHECKS?

         You may begin using the new UMB Bank checks immediately.

WHEN SHOULD I STOP USING MY OLD BANKER'S TRUST CHECKS?

         Please destroy all of your old checks by July 1, 1998.

HAS MY ACCOUNT NUMBER CHANGED?

       We have replaced the three digit prefix of your account number with a new three digit number beginning with "8". This three digit code corresponds with a particular U.S. Global Investors' fund. Please be sure to give the Investor Representative this new number when you are calling with questions about your account.

WHAT IF I HAVE NOT RECEIVED MY REPLACEMENT CHECKS?

         You should have already received a packet of UMB Bank replacement checks in the mail. If for some reason they have not arrived, please call an Investor Representative at 1-800-US-FUNDS to let us know.

WHAT IF THERE IS A PROBLEM WITH MY REPLACEMENT CHECKS?

         If there is an error in the address, style or quantity of checks you received, please let us know. We want the transition to be as smooth as possible.

WHY IS MY ACCOUNT NUMBER ON MY STATEMENT DIFFERENT FROM THE ACCOUNT NUMBER ON MY CHECKS?

         When you write a check from your account, the check first goes to UMB Bank for processing before being forwarded to us. UMB Bank has assigned you a slightly different account number which will appear on the bottom of your check. This number will begin with a "385" or a "386" followed by your statement account number (minus the three digit fund number).

WHAT ADVANTAGES WILL THE NEW COMPUTER SYSTEM OFFER?

         The new computer system which US Global Investors converted to in early March, called DST, is the base for future improvements. We will be installing a new imaging system which will decrease costly paperwork and allow for faster, more efficient record keeping and research. DST will also allow better integration with our online services.

(10)

SHAREHOLDER REPORT

WHEN WILL CHECK CARDS BE AVAILABLE?

       We will be mailing shareholders in the U.S. Treasury Securities Cash Fund an application for a Visa Check card in July. We will provide all of the information concerning the card, including any fees, with the application packet.

HAS WIRING INFORMATION CHANGED?

         No, wiring information for your account has not changed. Please contact an Investor Representative prior to wiring and continue to use Banker's Trust information to wire assets into your account until further notice.

HOW ARE DIVIDENDS BEING POSTED TO MY MONEY MARKET WITH THE NEW COMPUTER SYSTEM?

         Dividends are still being compounded daily, however, the dividends will not be posted to your balance until the end of the month.

HOW OFTEN WILL STATEMENTS BE MAILED?

         If you are invested in one of our equity funds, you will be receiving statements quarterly. For shareholders in the money markets, statements are currently being sent confirming transactions and monthly. That means if you make a purchase or redemption (not including checks), you will automatically receive confirmation of it in the mail. At the beginning of the month, you will receive a cumulative statement of the previous month's transactions.

DO I  NEED  TO  CHANGE  MY  DIRECT  DEPOSIT  AND  RECURRING  BILL  PAYMENT  PLAN
INFORMATION?

       Yes. Although the current information for Banker's Trust will continue to work for your Direct Deposit and Recurring Bill Payments, you need to notify your payroll department, creditors or other institutions of the bank change as soon as possible. Do not provide your payroll department or creditors with a voided check. We will be sending a packet to everyone in our money market funds providing all of the new information with the proper forms for the Direct Deposit and Recurring Bill Payment Plan. In the meantime, the new information is as follows:
         New UMB electronic routing number: 101000695 New UMB electronic account number: 213 (plus your "385" or "386" account number on the bottom of your new checks. The total account number contains 17 digits).

CHANGES TO YOUR ACCOUNT STATEMENTS:

       Although the basic format of our statements has not changed, a few of the transaction descriptions have. Below is a list of some of the more obvious changes you will notice on your new statements.

o       Purchases by cashier's checks will appear as "Purchase-Collected Funds".
o       ACH payments to creditors will not show who the payment was made to.
        We understand this may pose a problem for some of you and we are working on the programming to change this.
o Certain fees which may be assessed to your account, such as wiring fees and special mailing fees, will appear as a "Service Charge". They will not be differentiated.
o As you requested, current yields for the money market funds are now back on your statements.

After a brief transition period we will be able to offer our shareholders enhanced account statements which will give you all your account facts at a glance. We value your comments and welcome any suggestions you may have.


Please call an Investor Representative at 1-800-873-8637 if you have any questions.
_______________________________________________________________________________

EDUCATION TIPS
Continued from Page 10

reaches 14, all earnings/income are again taxed at his or her tax rate. You can also give up to $10,000 per year to each of your children without incurring gift tax.

         Putting assets in your child's name has its disadvantages. First, once your child reaches the age of 18, he or she has full control over the money in a UGMA/UTMA account. Another downside to the UGMA/UTMA account is that if your child applies for financial aid, the college will require that a higher percentage of their assets (about 35%) be used to pay for tuition. Most colleges only require parents to divert about 6% of their assets for a child's college costs, if the child is receiving financial aid.

THE ROTH IRA

         If you don't need to use the money for five years, the Roth IRA may be the college savings vehicle for you. Why? For one thing, you can put up to $2000 per year ($4000 for couples filing jointly) into a Roth IRA. That adds up to almost $92,000 over 18 years (at 10%). Plus the Roth does not exclude you from qualifying for a Hope or lifetime learning credit, and most schools won't figure your Roth account into their financial aid formulas. A Roth is also more flexible than either a Traditional or Educational IRA in that once the money has been in a Roth account for five years, you pay no penalty or income tax on distributions of your original contributions, though you will pay income tax on earnings unless you are over 59 1/2.

TRADITIONAL IRA

         Beginning in 1998 you may withdraw money from a Traditional IRA without penalty to pay qualified education expenses. You will have to pay federal income tax on earnings and any deductible contributions you made.

(11)

SHAREHOLDER REPORT

INVESTMENT PYRAMID

[Graphic: Pyramid shape with information listed below.]

HIGH RISK
China Region Opportunity Fund
Gold Shares Fund
World Gold Fund
Global Resources Fund
Regent Eastern European Fund

MODERATE RISK
MegaTrends Fund
Bonnel Growth Fund
All American Equity Fund
Real Estate Fund
Adrian Day Global Opportunity Fund
Income Fund

LIMITED RISK
Near-TermTax Free Fund
Tax Free Fund

LOW RISK
U.S. Government Securities
Savings Fund
U.S. Treasury Securities
Cash Fund



For more information, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.usfunds.com for a free prospectus. Please read it carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.
_______________________________________________________________________________

WHAT TYPE OF INVESTOR ARE YOU?

MOST CONSERVATIVE

         Your primary goal is safety of principal. Perhaps you are within a few years of retirement and don't want to expose your savings to undue risk. Fluctuations in the value of your investments make you nervous so you prefer to keep a substantial portion of your savings in investments designed to preserve your capital. Still, the retirement phase of your life could last 10 years, 20 years or longer. So consider keeping a smaller portion of your money in investments geared for growth.

MODERATELY CONSERVATIVE

         You're concerned with safety, yet willing to take some chances to help your money grow. Your retirement is 5-10 years away, so you still have time to make long-term investments. To increase the value of your savings, you assume moderate risk with some conservative stock investments. You are somewhat concerned with fluctuations in the value of your investments so you keep a significant portion of your money in stable, capital preservation investments.

MODERATE

       You are a longer-term investor who is slightly more concerned with growth of capital than safety of principal. You are not afraid to take risk to realize your goals as long as you temper it with some safer investments to help you sleep at night. Since you lean toward growth over safety, stocks are the core component of your investment portfolio; more conservative investments round out your portfolio.You're not planning to need your retirement money for at least 10 years.

MODERATELY AGGRESSIVE

         Long-term growth of capital is your primary goal. You are willing to accept greater risk, in exchange for the potential for greater rewards. Short-term volatility in the value of your investments doesn't worry you since you won't need your retirement savings for 10 to 15 years. Your investments focus on stocks since they have typically generated the greatest returns over time. Consider including some international investments within your stock allocation.

MOST AGGRESSIVE

      You want above-average gains and are willing to take on above-average risk to achieve them. Your investments are almost entirely devoted to stocks for maximum growth potential. Your stock allocation should include some international and high growth U.S. investments. You are willing to accept a substantial amount of short-term volatility in the value of your investments in exchange for a potentially high long-term return. A long-term investor, your retirement is at least 15 years away.

[Graphic: Pie charts with information as seen below.]

MOST CONSERVATIVE
20% stocks
25% money market funds
55% Income Investments/Tax-free Bonds

MODERATELY CONSERVATIVE
15% money Market Funds
40% Stocks
45% Income Investments/ Tax-Free Bonds

MODERATE
10 % Money Market Funds
30 % Income Investments/Tax-free Bonds
60% stocks

MODERATELY AGGRESSIVE
10 % Money Market Funds
15% Income Investments/Tax-Free Bonds
75% stocks

MOST AGGRESSIVE
10% money market funds
90% stocks

(12)